Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Nature of Operations and Summary of Significant Accounting Policies

Note 1. Nature of Operations and Summary of Significant Accounting Policies

a. Nature of Operations

Stratasys Ltd. (collectively with its subsidiaries, the “Company”) is global provider of applied additive technology solutions for a broad range of industries. The Company focuses on customers’ business requirements and seeks to create new value for its customers across their product lifecycle processes, from design prototypes to manufacturing tools and final production parts. The Company operates a 3D printing ecosystem of solutions and expertise, comprised of: 3D printers ranging from entry-level desktop 3D printers to systems for rapid prototyping (“RP”) and large production systems for direct digital manufacturing (“DDM”) based on precise fused deposition modeling (“FDM”) and PolyJet technologies; advanced materials for the use with its 3D printers; software with voxel level control; application-based services; on-demand parts; and key partnerships.

The Company has one operating segment, which generates revenues via the sale of its 3D printing systems, related services and consumables and by providing additive manufacturing ("AM") solutions. The Company operates mainly through offices in Israel, the United States, Germany, Hong Kong and Japan. Entity-wide disclosures on net sales and property, plant and equipment are presented in note 13.

b. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Stratasys Ltd., its majority-owned subsidiaries and a Variable Interest Entity (“VIE”) in which the Company is considered the primary beneficiary. All intercompany accounts and transactions, including profits from intercompany sales not yet realized outside the Company, have been eliminated in consolidation.

Functional Currency and Foreign Currency Transactions

A major part of the Company’s operations are carried out by Stratasys Ltd. in Israel and its subsidiaries in the United States. The functional currency of these entities is the U.S. dollar (“dollar” or “$”). The functional currency of other subsidiaries is generally their local currency. The financial statements of those subsidiaries are included in the consolidated financial statements, based on translation into U.S. dollars. The effects of foreign currency translation adjustments are included in the Company’s shareholders’ equity as a component of accumulated other comprehensive loss in the accompanying consolidated balance sheets. Related periodic movements are summarized as a line item in the Company’s consolidated statements of comprehensive loss. Gains and losses arising from foreign currency remeasurements of monetary balances denominated in non-functional currencies are reflected in financial income (expense), net in the consolidated statements of operations and comprehensive loss.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates using assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates, and such differences may have a material impact on the Company’s financial statements. As applicable to these consolidated financial statements, the most significant estimates relate to revenue recognition, inventories, long-lived assets, goodwill, uncertain tax positions and contingent liabilities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that are developed using market data, such as publicly available information about actual events or transactions, and that reflect the assumptions that market participants would use when pricing the asset or liability. Unobservable inputs are inputs for which market data are not available and that are developed using the best information available about the assumptions that market participants would use when pricing the asset or liability. The fair value hierarchy categorizes into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date. Level 2 inputs include inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Cash and Cash Equivalents

All highly liquid investments, which include short-term bank deposits that are not restricted as to withdrawal or use, with maturities of ninety days or less when acquired, are considered to be cash equivalents.

Accounts Receivable and Net investment in Sales-Type Leases

Accounts receivable and net investment in sales-type leases are presented in the Company’s consolidated balance sheets net of allowance for doubtful accounts. The Company estimates the collectability of its accounts receivable balances and adjusts its allowance for doubtful accounts accordingly. The Company carries its investment in sales-type leases based on discounting the minimum lease payments by the interest rate implicit in the lease and less an allowance for doubtful accounts (see also note 5).

On a periodic basis, the Company evaluates its accounts receivable and its investment in sales-type leases and establishes an allowance for doubtful accounts based on past write-offs and collections, current credit conditions and the age of the balances. The Company evaluates a number of factors to assess collectability, including an evaluation of the creditworthiness of the specific customer, past due amounts, payment history, and current economic conditions.

Allowance for doubtful accounts due to the Company’s accounts receivable amounted to $1,160 thousand and $843 thousand as of December 31, 2017 and 2016, respectively. Allowance for doubtful accounts due to the Company’s investment in sales-type leases amounted to $1,575 thousand and $844 thousand as of December 31, 2017 and 2016, respectively. Changes in the allowance for doubtful accounts are recognized in selling, general and administrative expenses. Accounts receivable are written-off against the allowance for doubtful accounts when management deems the accounts are no longer collectible.

Derivative Instruments and Hedge Accounting

The Company is exposed to global market risks and to the risk that its earnings, cash flows and equity could be adversely impacted by fluctuations in foreign exchange rates. As part of the Company’s risk management strategy, it uses foreign currency exchange forward contracts to hedge against certain foreign currency exposures. The Company does not enter into derivative transactions for trading purposes. The Company recognizes these derivative instruments as either assets or liabilities in the consolidated balance sheets at their fair value. Derivatives in a gain position are reported in other current assets in the consolidated balance sheets and derivatives in a loss position are recorded in accrued expenses and other current liabilities in the consolidated balance sheets, on a gross basis.

On the date that the Company enters into a derivative contract, it designates the derivative for accounting purposes, as either a hedging instrument which qualifies for hedge accounting or as a non-hedging instrument which does not qualify for hedge accounting. In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness.

For each hedging instrument that hedges the exposure to variability in expected future cash flows and that is designated and effective as a cash flow hedge, the effective portion of the unrealized gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive loss in the Company’s shareholders’ equity and is reclassified into earnings in the same period and in the same line item in which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized in financial income (expense), net. The cash flows associated with these derivatives are reported in the consolidated statements of cash flows consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

For non-hedging instruments, the Company records the changes in fair value of derivative instruments in financial income (expense), net in the consolidated statements of operations and comprehensive loss. The cash flows associated with these derivatives are reported in the consolidated statements of cash flows consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Refer to Note 12 for further information regarding the Company’s derivative and hedging activities.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined mainly using standard cost, which approximates actual cost, on a first-in, first-out basis. Inventory costs consist of materials, direct labor and overhead. Net realizable value is determined based on estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The Company periodically assesses inventory for obsolescence and excess balances and reduces the carrying value by an amount equal to the difference between its cost and the net realizable value. The net realizable value is primarily estimated based on future demand forecasts, as well as, historical sales trends, product life cycle status and product development plans. The Company provided inventory write-downs for obsolescence and excess inventories in the amounts of $6.3 million and $7.7 million as of December 31, 2017 and 2016, respectively.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, or in the case of leasehold improvements, the shorter of the lease term (including any renewal periods, if appropriate) or the estimated useful life of the asset. Repairs and maintenance are charged to expense as incurred, while betterments and improvements that extend the useful life or add functionality of property, plant and equipment are capitalized.

Depreciation is computed primarily over the following periods:

Useful Life
in Years
Machinery and equipment	5 - 10
Buildings	25 - 40
Buildings improvements	5 - 10
Computer equipment and software	3 - 5
Office equipment, furniture and fixtures	5 - 14

The Company reviews the carrying amounts of property, plant and equipment for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded at the amount by which the carrying amount of the asset or asset group exceeds the fair value. In addition, the remaining depreciation period for the impaired asset would be reassessed and, if necessary, revised.

Goodwill

Goodwill reflects the excess of the consideration transferred plus the fair value of any non-controlling interest in the acquiree at the business combination date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but rather is tested for impairment annually at the reporting unit level, or whenever events or circumstances present an indication of impairment. Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Company allocates goodwill to its reporting units based on the reporting unit expected to benefit from the business combination.

The primary items that generate goodwill include the value of the synergies between the acquired companies and the Company and the acquired assembled workforce, neither of which qualifies for recognition as an intangible asset.

Goodwill is tested for impairment on an annual basis in the fourth quarter and whenever indicators of potential impairment requires an interim goodwill impairment analysis. The Company may first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company performs a qualitative assessment and concludes that it is more likely than not that the fair value of a reporting unit exceeds its carrying value, goodwill is not considered impaired and the two-step impairment test is not required. However, if the Company concludes otherwise, it is then required to perform a quantitative assessment for goodwill impairment.

The Company has early adopted a new guidance which simplifies the test for goodwill impairment. Under the new guidance, the Company performs its quantitative goodwill impairment test by comparing the fair value of its reporting unit with its carrying value. If the reporting unit’s carrying value is determined to be greater than its fair value, an impairment charge is recognized for the amount by which the carrying value exceeds the reporting unit's fair value. If the fair value of the reporting unit is determined to be greater than its carrying amount, the applicable goodwill is not impaired and no further testing is required.

The evaluation of goodwill impairment requires the Company to make assumptions about future cash flows of the reporting unit being evaluated that include, among others, growth in revenues, margins realized, level of operating expenses and cost of capital. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

During the year ended December 31, 2015 the Company recorded impairment charges of $942.4 million in order to reduce the carrying amount of goodwill to its implied fair value. There was no impairment of goodwill in either 2016 or 2017. For further details refer to note 7.

Other Intangible Assets

Intangible assets and their useful lives are as follows:

Weighted Average
Useful Life (in Years)
Developed technology	6
Patents	10
Trademarks and trade names	9
Customer relationships	7
Capitalized software development costs	5

Definite life intangible assets are amortized using the straight-line method over their estimated period of useful life. Amortization of acquired developed technology is recorded in cost of sales. Amortization of trade name and customer relationships is recorded under selling, general and administrative expenses.

For definite life intangible assets, the Company reviews the carrying amounts for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the asset or assets groups with their respective estimated undiscounted future cash flows. If the definite life intangible asset or assets group are determined to be impaired, an impairment charge is recorded at the amount by which the carrying amount of the asset or assets group exceeds their fair value.

Fair value is determined by using an applicable discounted cash flow model. In addition, the remaining amortization period for the impaired asset would be reassessed and, if necessary, revised. During the years ended December 31, 2017, 2016 and 2015 the Company recorded impairment charges of $2.2 million, $16.9 million and $260.3 million, respectively, related to its definite life intangible assets. Refer to Note 8 for further information.

Non-Marketable Equity Investments

The Company’s investments in non-marketable equity securities in which it has the ability to exercise significant influence, but does not control through variable interests or voting interests, are accounted for under the equity method of accounting and presented as other non-current assets in the Company’s consolidated balance sheets. Under the equity method, the Company recognizes its proportionate share of the comprehensive income or loss of the investee. The Company’s share of income and losses from equity method investments is included in share in losses of associated company. The Company adds the cost of acquiring the additional interest in an unconsolidated equity investment that was not accounted for under the equity method as of the date the equity investment becomes qualified for equity method accounting.

Other non-marketable equity securities in which the Company does not have a controlling interest or significant influence are recorded at cost and presented as other non-current assets in the Company’s consolidated balance sheets.

The Company reviews its unconsolidated non-marketable equity investments for possible impairment, which generally involves an analysis of the facts and changes in circumstances influencing the investments. There was no impairment of unconsolidated non-marketable equity investments during the years ended December 31, 2017, 2016 and 2015.

Contingent Liabilities

The Company is subject to various legal proceedings that arise from time to time in the ordinary course of business. The outcomes of the legal proceedings that are pending as of the date the financial statements are issued are subject to significant uncertainty. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. Such assessment inherently involves an exercise of judgment. If the assessment of a contingency indicates that it is probable that loss would be incurred and the amount of the liability can be reasonably estimated, then the Company would record an accrued expense in the Company’s financial statements based on its best estimate. Loss contingencies considered to be remote by management are generally not disclosed unless material. The respective legal fees are expensed as incurred.

Revenue Recognition

The Company derives revenue from sales of AM systems, consumables, and services. The Company’s AM systems include software and hardware that function together to provide the essential functionality of the tangible system. The Company recognizes revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectability is reasonably assured.

Revenues from sales to resellers are generally recognized on sell-in basis, upon shipment and when title and risk of loss have been transferred to the resellers. When products and services are sold to a reseller, the reseller is responsible for the installation of the system and for other support services and therefore considered the primary obligor in the arrangement with the end-customers. Products and services sold directly by the Company or marketed by independent sales agents are recognized based on the gross amount charged to the end-customer as the Company is considered the primary obligor in the arrangement, retains general inventory risk, establishes the price for its products and assumes the credit risk for amounts billed to its end-customers.

Revenue from sales-type leases may include systems, other products and maintenance contracts. The Company recognizes revenue from sales-type leases based on the net present value of future minimum lease payments. Product revenue from sales-type leases is generally recognized at the time of shipment. The portion of lease agreements related to maintenance contracts is deferred and recognized ratably over the coverage period. Revenue from operating leases is recognized ratably over the lease period.

For multiple-element arrangements the Company allocates revenue to all deliverables based on their relative selling prices and recognizes revenue when each element’s revenue recognition criteria are met. In such circumstances, the Company uses the following hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence of selling price (“TPE”), and (iii) best estimate of selling price (“BESP”).

VSOE exists only when the Company sells the deliverable separately and is established based on the price charged in such stand-alone transactions. BESP reflects the Company’s best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis.

Most service revenue is derived from the Company’s direct manufacturing printed parts services and sales of maintenance contracts. The Company’s direct manufacturing service revenue is recognized upon shipment of the parts, based on the terms of the sales arrangement.

The Company provides customers with maintenance under a warranty agreement and defers a portion of the revenue from the related printer at the time of the sale based on the relative selling price of those services. After the initial warranty period, the Company offers customers optional maintenance contracts ranging generally from one to three years. Deferred maintenance revenue is recognized ratably, on a straight-line basis, over the period of the service. Deferred revenues are derived mainly from these prepaid maintenance agreements. The Company classifies the portion of deferred revenue not expected to be earned in the subsequent 12 months as long-term. The changes in deferred revenues relating to warranty commitments were as follows:

	December 31,	December 31,
	2017	2016
	(U.S. $ in thousands)
Balance at beginning of year	17,555	14,100
Revenue deferred in the period	18,454	22,309
Revenue recognized in the period	(16,791)	(18,854)
Balance at end of year	$19,218	$17,555

The Company assesses collectability as part of the revenue recognition process. This assessment includes a number of factors such as an evaluation of the creditworthiness of the customer, past due amounts, past payment history, and current economic conditions. If it is determined that collectability cannot be reasonably assured, the Company will defer recognition of revenue until collectability is assured.

Sales and Value Added Taxes

Taxes collected from customers and remitted to governmental authorities are recorded on a net basis (excluded from revenues) in the Company’s consolidated statements of operations and comprehensive loss.

Advertising

Advertising costs are expensed as incurred and were approximately $14.2 million, $19.4 million and $23.5 million, for the years ended December 31, 2017, 2016 and 2015, respectively.

Shipping and handling costs

Shipping and handling costs are classified as cost of revenues.

Research and Development Costs

Research and development costs consist primarily of employee compensation expenses, materials, laboratory supplies, costs for related software, and costs for facilities and equipment. Expenditures for research and development are expensed as incurred. Government reimbursements and other participations for development of approved projects are recognized as a reduction of expenses as the related costs are incurred. The Company is not required to pay royalties on sales of products developed using its government funding.

Income Taxes

The Company and its subsidiaries are subject to income taxes in the jurisdictions in which they operate. The Company’s provision for income taxes is based on income tax rates in the tax jurisdictions where it operates, permanent differences between financial reporting and tax reporting, and available credits and incentives.

Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the carrying amount and tax bases of assets and liabilities under the applicable tax laws, and on effective tax rates in effect when the deferred taxes are expected to be settled or realized. Deferred taxes for each jurisdiction are presented as a non-current net asset or liability, net of any valuation allowances.

Deferred taxes have not been provided on the following items:

1)	Taxes that would apply in the event of disposal of investments in first-tier foreign subsidiaries, as it is generally the Company’s intention to hold these investments, not to realize them.

2)

Dividends distributable from the income of foreign companies as the Company does not expect these companies to distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

3)

Amounts of tax-exempt income generated from the Company’s current Approved Enterprises (see note 9c), as the Company intends to permanently reinvest these profits and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 10% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

Valuation Allowances

Valuation allowances are provided unless it is more likely than not that all or a portion of the deferred tax asset will be realized. In the determination of the appropriate valuation allowances, the Company considers future reversals of existing taxable temporary differences, the most recent projections of future business results, prior earnings history, carryback and carry forward and prudent tax strategies that may enhance the likelihood of realization of a deferred tax asset. Assessments for the realization of deferred tax assets made at a given balance sheet date are subject to change in the future, particularly if earnings of a subsidiary are significantly higher or lower than expected, or if the Company takes operational or tax positions that could impact the future taxable earnings of a subsidiary.

Uncertain Tax Positions

In accordance with the FASB guidance, the Company takes a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining whether the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the position will be sustained on audit, including resolution of related appeals or litigation processes, if any.

The second step is performed only if the tax position meets the more-likely-than-not recognition threshold and is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required. The liabilities relating to uncertain tax positions are classified as current in the consolidated balance sheets to the extent the Company anticipates making payments within one year. The Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

The Company presents unrecognized tax benefits as a reduction to deferred tax asset where a net operating loss, a similar tax loss, or a tax credit carryforward that are available, under the tax law of the applicable jurisdiction, to offset any additional income taxes that would result from the settlement of a tax position.

Stock-Based Compensation

The Company measures and recognizes compensation expense for its equity classified stock-based awards, including stock-based option awards and restricted stock units (“RSUs”) under the Stratasys Ltd. 2012 Omnibus Equity Incentive Plan (the “2012 Plan”) based on estimated fair values on the grant date. The Company calculates the fair value of stock-based option awards on the date of grant using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are the expected share price volatility and the expected option term. The computation of expected volatility is based on historical volatility of the Company’s shares. The expected option term is calculated using the simplified method, as the Company concludes that its historical share option exercise experience does not provide a reasonable basis to estimate its expected option term. The interest rate for periods within the expected term of the award is based on the U.S. Treasury yield curve in effect at the time of grant. The Company’s expected dividend rate is zero since the Company does not currently pay cash dividends on its shares and does not anticipate doing so in the foreseeable future. Each of the above factors requires the Company to use judgment and make estimates in determining the percentages and time periods used for the calculation. If the Company were to use different percentages or time periods, the fair value of stock-based option awards could be materially different. Stock-based compensation expense for RSUs is measured based on the fair value of the Company’s ordinary shares on the date of grant. The Company recognizes stock-based compensation cost for option awards and RSUs on a straight-line basis over the employee’s requisite service period (primarily a four-year period).

Earnings per Share

Basic earnings per share is computed by dividing net income (loss) attributable to ordinary shareholders of Stratasys Ltd., including adjustment of redeemable non-controlling interest to its redemption amount, by the weighted average number of ordinary shares (including fully vested RSUs) outstanding for the reporting periods.

In computing the Company’s diluted earnings per share, the numerator used in the basic earnings per share computation is adjusted for the dilutive effect, if any, of the Company’s deferred payments liability revaluation to its fair value, as it would have been settled in shares that would result from the assumed issuance of potential ordinary shares. The denominator for diluted earnings per share is a computation of the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Potential dilutive shares outstanding include the dilutive effect of in-the-money options and unvested RSUs using the treasury stock method, as well as presumed share settlement of the Company’s deferred payments liability and other retention settlements in connection with certain prior acquisitions.

Restructuring

The Company may incur restructuring charges in connection with certain initiatives designed to adjust the Company's cost and operating structure, improve efficiencies across the Company and to better align with the Company’s long-term strategic initiatives and overall market conditions. Restructuring charges include employee severance and associated termination costs related to the reduction of workforce, costs related to facilities closures, impairment charges of long-lived assets and contract termination costs. Restructuring charges for employees’ termination costs are recognized when the required actions to execute the restructuring initiative were performed and the initiatives are probable and costs are estimable. Restructuring charges for facilities and contract terminations are recognized when the Company ceased using the rights conveyed by the contract. Significant judgments and estimates are involved in estimating the impact of restructuring plans on the Company’s consolidated financial statements. Actual results may differ from these estimates.

Business Combinations

For transactions in which a set of assets is acquired to disposed, the Company has early adopted a new guidance which provides a new framework that assist in evaluating whether a set of assets should be accounted for as an acquisition of a business or a group of assets. Under the new guidance, the Company first determines whether substantially all of the fair value of a set of assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets. If this criteria is met, the set of assets is not considered a business. If this criteria is not met, the Company then evaluates whether the set of assets include at least one substantive process that together significantly contribute to the ability to create outputs in order to meet the requirement to be deemed as s business.

If the Company has determined that a transaction should be accounted for as a business combination, it allocates the fair value of consideration transferred in the business combination to the assets acquired, liabilities assumed, and non-controlling interests in the acquired business based on their fair values at the acquisition date. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred. The excess of the fair value of the consideration transferred plus the fair value of any non-controlling interest in the acquiree over the fair value of the assets acquired, liabilities assumed in the acquired business is recorded as goodwill. The fair value of the consideration transferred may include a combination of cash, equity securities, earn out payments and deferred payments. The allocation of the consideration transferred in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date. The cumulative impact of revisions during the measurement period is recognized in the reporting period in which the revisions are identified. The Company includes the results of operations of the businesses that it has acquired in its consolidated results prospectively from the respective date of acquisition.

The Company records obligations in connection with its business combinations at fair value on the acquisition date. Each reporting period thereafter, the Company revalues earn-out payments and certain deferred payments which are classified as liabilities in the consolidated balance sheets and records the changes in their fair value in the consolidated statements of operations and comprehensive loss. Cash payments to settle the Company’s obligations in connection with its business combination are classified as cash flows used in financing activities up to the amount of the original obligations and Payments made in excess of the amount of the original obligations are classified as cash flows used in operating activities in the Company's consolidated statements of cash flows.

Changes in the fair value of the obligations in connection with its business combinations can result from adjustments to the discount rates and the Company’s shares price. These fair value measurements represent Level 3 measurements, as they are based on significant inputs not observable in the market. Significant judgment is required in determining the assumptions utilized as of the acquisition date and for each subsequent measurement period. Actual results may differ from these estimates.

Accordingly, changes in the assumptions described above could have an impact on the Company’s consolidated results of operations.

Redeemable Non-controlling Interests

Non-controlling interests with embedded redemption features, such as put options, whose settlement is not at the Company’s discretion, are considered redeemable non-controlling interests. Redeemable non-controlling interests are considered to be temporary equity and are therefore presented as a mezzanine section between liabilities and equity on the Company’s consolidated balance sheets. Redeemable non-controlling interests are measured at the greater of the initial carrying amount adjusted for the non-controlling interest’s share of comprehensive income or loss or its redemption value. Adjustments of redeemable non-controlling interest to its redemption value are recorded through additional paid-in capital.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, trade receivables, investment in sales-type leases and foreign currency exchange forward contracts. Most of the Company’s cash and cash equivalents are invested in U.S. dollar instruments with major banks in the U.S., Israel and Europe. Management believes that the credit risk with respect to the financial institutions that hold the Company’s cash and cash equivalents is low.

Concentration of credit risk with respect to accounts receivable is limited due to the relatively large number of customers and their wide geographic distribution. In addition, the Company seeks to mitigate its credit exposures to its accounts receivable by credit limits, credit insurance, ongoing credit evaluation and account monitoring procedures.

Reclassifications

Certain reclassifications have been made to the prior years’ financial statements to conform to the current year presentation. These reclassifications had no net effect on previously reported results of operations.

Recently issued accounting pronouncements

In August 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) which expands the activities that may be eligible to qualify for hedge accounting, simplifies the rules for reporting hedging transactions and better portray the economic results of risk management activities in the financial statements. It also amends certain presentation and disclosure requirements and eases certain hedge effectiveness assessment requirements. The new guidance is effective for fiscal year beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. The Company is currently evaluating the impact of the adoption of the new guidance on its consolidated financial statements.

In February 2017, the FASB issued an ASU which applies to the derecognition of nonfinancial assets and in substance nonfinancial assets to noncustomers, including partial sales, unless other specific guidance applies. The new ASU will not apply to the derecognition of businesses or financial assets, or to contracts with customers. According to the new ASU, when an entity transfers its controlling interest in a nonfinancial asset, but retains a non-controlling ownership interest, the entity will measure the retained interest at fair value. This will result in gain or loss recognition upon the sale of a controlling interest in a nonfinancial asset. As a result of these changes, the same accounting treatment will be applied to a transfer of a nonfinancial asset in exchange for the non-controlling ownership interest in another entity or other consideration. Current guidance generally prohibits gain recognition on the retained interest. The ASU is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The Company is currently evaluating the impact of the adoption of the new guidance on its consolidated financial statements.

In November 2016, the FASB issued an ASU which requires entities to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The ASU is effective for annual reporting periods (including interim periods within those annual reporting periods) beginning after December 15, 2017. Early adoption is permitted. The Company does not expect the adoption of this ASU will have a material impact on its consolidated financial statements.

In October 2016, the FASB issued an ASU which eliminates the exception for an intra-entity transfer of an asset other than inventory. This ASU requires that the income tax consequences of an intra-entity asset transfer other than inventory are recognized at the time of the transfer, rather than when the transferred asset is sold to a third party or otherwise recovered through use. The ASU is effective for annual reporting periods (including interim periods within those annual reporting periods) beginning after December 15, 2017. Early adoption is permitted as of the beginning of an annual reporting period (as of the first interim period if an entity issues interim financial statements). The new guidance requires adoption on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company is currently evaluating the impact of the adoption of this guidance on its consolidated financial statements.

In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) which simplifies certain aspects of the accounting for share-based payments, including, among other items, accounting for income taxes and allowing an entity-wide accounting policy election to either estimate the number of awards that are expected to vest or account for forfeitures as they occur, rather than to account for them based on an estimate of expected forfeitures. This ASU became effective for the Company on January 1, 2017. Upon the adoption of this ASU, the Company recorded a cumulative-effect adjustment to its deferred tax asset related to its net operating losses of approximately $5 million as of January 1, 2017 offset with an increase to its valuation allowance with respect to previously unrecognized excess tax benefits. Under the new ASU, excess tax benefits or deficiencies related to stock option exercises and restricted stock unit vesting are recognized in the statement of operations. The adoption of this ASU does not have a material impact on the Company’s results of operations as excess tax benefits generated from the vesting of share-based awards will be recognized in the consolidated statements of operations, but offset with consideration of the valuation allowance in the Company’s US operations. In addition, upon the adoption of this ASU, the Company has elected as an accounting policy to record forfeitures as they occur, using a modified retrospective transition method. The total cumulative-effect adjustment to retained earnings as of January 1, 2017 was immaterial. Prior periods have not been restated.

In February 2016, the FASB issued a new ASU which revises lease accounting guidance. Under the new guidance, lessees will be required to recognize a right-of-use asset and a lease liability for all leases, other than leases that meet the definition of a short-term lease. The liability and the right-of-use asset arising from the lease will be measured as the present value of the lease payments. In addition, this guidance requires disclosure of key information about leasing arrangements to increase transparency and comparability among organizations. The new standard is effective for fiscal year beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. The new standard must be adopted using a modified retrospective transition approach, with certain practical expedients. While the Company is currently evaluating the impact of the adoption of the new lease accounting guidance on its consolidated financial statements, the Company expects that the adoption of the new guidance may materially affect the amounts of total assets and total liabilities reported in its consolidated financial statements upon adoption.

In January 2016, the FASB issued an ASU which changes to the current measurement model primarily affects all equity investments in unconsolidated entities (other than those accounted for using the equity method of accounting), financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Under the new ASU equity investments in unconsolidated entities (other than those accounted for using the equity method of accounting) with readily determinable fair values will generally be measured at fair value through earnings. Equity investments that do not have readily determinable fair values may be measured at fair value or at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. The new guidance is effective for fiscal year beginning after December 15, 2017, including interim periods within those fiscal years. The new guidance requires adoption on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption with other amendments related specifically to equity securities without readily determinable fair values applied prospectively. The Company is currently evaluating the impact of the adoption of this guidance on its consolidated financial statements.

In May 2014, and in following related amendments, the FASB issued a new comprehensive revenue recognition guidance on revenue from contracts with customers (hereinafter “the Standard”) that will supersede the current revenue recognition guidance. The Standard provides a unified model to determine when and how revenue is recognized. The core principle of the Standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Standard is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. This Standard may be applied retrospectively to each prior period presented or retrospectively with the cumulative effect recognized in retained earnings as of the date of adoption. The Company has developed a project plan to analyze the potential impact the Standard will have on its consolidated financial statements and related disclosures as well as its business processes, systems and controls. This includes reviewing revenue contracts across all revenue streams and evaluating potential differences that would result from applying the requirements under the Standard. The Company will adopt the Standard using the modified retrospective approach in the first quarter of fiscal 2018. The Company has completed its evaluation of the Standard and does not expect a material change in its pattern of revenue recognition. In addition, the Standard requires the deferral and amortization of “incremental” costs incurred to obtain a contract. The primary contract acquisition cost for the Company are sales commissions. Under current GAAP, the Company expenses sales commissions as incurred while under the Standard such costs will be classified as a contract asset and amortized over a period that approximates the timing of revenue recognition on the underlying contracts. The Standard also allows entities to apply certain practical expedients at their discretion. Accordingly, the Company elected the practical expedient to analyze the contract acquisition cost only on uncompleted contracts. The Company will record an asset on the opening balance sheet at January 1, 2018 which is not material to the Company's consolidated financial statements.

From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that recently issued standards, which are not yet effective, will not have a material impact on the Company’s consolidated financial statements upon adoption.